EXHIBIT 99
----------

                         SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 17,
                                          ---------
1997, by and among Interactive Entertainment Limited, a Bermuda exempted company (the "Company"), and each of the entities whose names appear on the signature
      -------
pages hereof. Such entities are each referred to herein as a "Purchaser" and,
                                                              ---------
collectively, as the "Purchasers".
                      ----------

     The Company wishes to sell to each Purchaser, and each Purchaser wishes to buy, on the terms and subject to the conditions set forth in this Agreement, (i) shares (the "Preferred Shares") of the Company's Series A Convertible Preferred
             ----------------
Stock of the Company's Class B Preferred Stock (the "Preferred Stock") in the
                                                     ---------------
amount set forth below such Purchaser's name on the signature pages hereof and
(ii) a Warrant in the form of Exhibit A hereto (a "Warrant" and, when taken
                              ---------            -------
together with all of the warrants issued hereunder, the "Warrants") entitling
                                                         --------
the holder thereof to purchase the number of shares (the "Warrant Shares") of
                                                          --------------
Common Stock (as defined below) set forth next to such Purchaser's name on the signature pages hereof. The Preferred Shares are convertible into shares (the

"Conversion Shares") of the Company's Common Shares (the "Common Stock")
------------------                                        ------------
pursuant to the terms approved by the board of directors of the Company and attached hereto as Exhibit B (the "Authorized Terms"). The Preferred Shares,
                   ---------       ----------------
the Warrants, the Conversion Shares, the Warrant Shares and the Dividend Payment Shares (as defined in the Authorized Terms) are collectively referred to herein as the "Securities".

     The Company has agreed to effect the registration of the Conversion Shares, the Warrant Shares and the Dividend Payment Shares under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights
                       ---------------
Agreement of even date herewith by and among the Company and the Purchasers (the "Registration Rights Agreement"). The sale of the Preferred Shares and the
 -----------------------------
Warrants by the Company to the Purchasers will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the Securities and Exchange Commission
    ------------
(the "Commission") under the Securities Act.
      ----------

     The Company and the Purchasers hereby agree as follows:

12.  PURCHASE AND SALE OF PREFERRED SHARES.
     -------------------------------------

     12.1 Agreement to Purchase and Sell.  Upon the terms and subject to the
          ------------------------------
satisfaction or waiver of the conditions set forth herein, the Company agrees to sell, and each Purchaser agrees to purchase (i) the number of Preferred Shares set forth below such Purchaser's name on the signature pages hereof and (ii) a Warrant entitling the holder thereof to purchase the number of Warrant Shares set forth below such Purchaser's name on the signature pages hereof, at a purchase price for such Preferred Shares and Warrant equal to one thousand dollars ($1,000) times the number of Preferred Shares purchased by such
                 -----
Purchaser (the "Purchase Price") in a tranche with an aggregate Purchase Price
                --------------
of one million dollars ($1,000,000) ("Tranche A"). A second tranche of Preferred Shares and Warrants (which Warrants shall be for the purchase of an aggregate of 123,433 Warrant Shares) with an aggregate Purchase Price of two million dollars ($2,000,000) ("Tranche B") may be sold by the Company and shall be purchased by the Purchasers, upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, at the option of the Company, which option shall be exercised by means of delivery of a written notice from the Company to each Purchaser electing that the Tranche B Closing (as defined below) occur within not less than one (1) business day (as defined below) nor more than two (2) business days following receipt of such notice by each of the Purchasers (a

"Purchase Option Notice").   In the event that the Purchasers receive such
-----------------------
written notice electing that the Tranche B transaction be consummated, each Purchaser shall be obligated to purchase, and the Company shall be obligated to sell upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, its pro rata share of Preferred Shares and Warrants (based on the number of shares of Preferred Stock purchased by such Purchaser hereunder with respect to the Tranche A Closing (as defined below) relative to the number of shares of Preferred Stock purchased by all the Purchasers hereunder with respect to such Closing) within the time period designated in the written notice. Unless it has delivered a Purchase Option Notice, the Company shall have no obligation (i) to sell Securities pursuant to or (ii) to permit a Purchaser to purchase Securities pursuant to Tranche B. The Company's option with respect to Tranche B shall not be exercisable until the Company's gaming software has been installed and is available to paying passengers in the entire cabin of one B-747-400, B-777 or A-340 on Singapore Airlines (and the Company has delivered to each Purchaser written confirmation of the same from Singapore Airlines) and shall expire if not exercised within six (6) months of the date hereof.

     12.2 Closing.  Subject to the satisfaction or waiver of the conditions set
          -------
forth herein, the closing of the purchase and sale of the Preferred Shares and the Warrants pursuant to each of Tranche A (the "Tranche A Closing") and Tranche
                                                 -----------------
B (the "Tranche B Closing"), as the case may be, (each, a "Closing") will be
        -----------------                                  -------
deemed to occur when this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and each Purchaser, and full payment of the Purchase Price for each of Tranche A or Tranche B, as the case may be, has been made by each Purchaser by wire transfer of immediately available funds against delivery by the Company of duly executed certificates representing the Preferred Shares and the Warrants purchased by such Purchaser hereunder. The date on which the Tranche A Closing occurs is hereinafter referred to as the "Tranche A Closing Date" and the date on which
                                ----------------------
the Tranche B Closing occurs is hereinafter referred to as the "Tranche B
                                                                ---------
Closing Date". The Tranche A Closing Date and the Tranche B Closing Date are
------------
each sometimes referred to herein as a "Closing Date". For the avoidance of
                                        ------------
doubt, the parties acknowledge that the terms "Preferred Shares" and "Warrants" shall include all Securities issued at the Tranche A Closing, and upon the occurrence thereof, any Securities issued at the Tranche B Closing.

     12.3 Certain Definitions.  When used herein, (A) "business day" shall mean
          -------------------
any day on which the New York Stock Exchange and commercial banks in the city of New York and the city of Vancouver, British Columbia are open for business, (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party and (C) "control" shall mean, with respect to an entity, the ability to direct the business, operations or management of such entity, whether through an equity interest therein or otherwise.

13.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.
     ------------------------------------------------

     Each Purchaser, solely with respect to it, hereby makes the following representations and warranties to the Company and agrees with the Company that, as of the date of this Agreement and as of, with respect to the Tranche A Closing, the Tranche A Closing Date and, with respect to the Tranche B Closing, the Tranche B Closing Date:

     13.1 Authorization; Enforceability.  Such Purchaser is duly and validly
          -----------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Preferred Shares and the Warrants and to execute and deliver this Agreement. This Agreement constitutes such Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     13.2 Accredited Investor; Investment Intent.  Such Purchaser is an
          --------------------------------------
accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Preferred Shares and the Warrants solely for its own account for investment purposes as a principal and not with a view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the

Securities Act and/or sales registered under the Securities Act. Such Purchaser understands that such Purchaser must bear the economic risk of this investment indefinitely, unless the securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering such securities other than as contemplated by the Registration Rights Agreement; provided, however that in making such representation, such Purchaser does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

     13.3 Reliance on Exemptions. Such Purchaser understands that the Preferred
          ----------------------
Stock and Warrants are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Preferred Stock and Warrants.

     13.4 Information.  The Company has provided such Purchaser with all
          -----------
information regarding the business, operations and financial condition of the Company which has been specifically requested by such Purchaser, and has granted to such Purchaser the opportunity to ask questions of and receive answers which it believes to be complete and satisfactory from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares and the Warrants hereunder. Neither such information nor any other investigation conducted by such Purchaser or any of its representatives shall modify, amend or otherwise alter such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement. Such Purchaser has no actual knowledge that any of the Company's representations or warranties contained in this Agreement are untrue.

     13.5 Governmental Review. Such Purchaser understands that no Federal or
          -------------------
state agency has passed upon or made any recommendations or endorsement of the Securities.

     13.6 Limitations on Disposition.  Such Purchaser acknowledges that, (i)
          --------------------------
except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144")
                                                                      --------
may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as the term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     13.7 Legend.  Such Purchaser understands that the certificates representing
          ------
the Securities will bear at issuance a restrictive legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States, and may not be offered, sold or transferred unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer, sale or transfer. Such securities are issued subject to the provisions of
          (i) the Authorized Terms adopted by the Board of Directors of Interactive Entertainment Limited (the "Company"), as amended, (ii) a Securities Purchase Agreement, dated December ___, 1997, by and among the Company and the purchasers named therein, and (iii) a Registration Rights Agreement, dated December___, 1997, by and among the Company and such purchasers."

          Notwithstanding the foregoing, it is agreed that, as long as the resale of the Conversion Shares, the Warrant Shares or the Dividend Payment Shares, as the case may be, is registered pursuant to an effective registration statement or such shares are eligible for resale under Rule 144(k) under the Securities Act, such shares shall be issued without any legend or other restrictive language. The legend set forth above shall be removed and the Company shall issue a new certificate without such legend to the holder of any Security upon which it is stamped if (i) the resale of such Security is registered under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the cost of which shall be borne by such holder) to the effect that such Security can be sold publicly without registration under the Securities Act, (iii) such holder provides the Company with an opinion of counsel reasonably satisfactory to the Company that such Security can be sold pursuant to Rule 144 without any restriction as to the number of shares of or represented by such Security that can then be immediately resold or (iv) such Security has been sold pursuant to Rule 144.

     13.8 Residency. Such Purchaser is a resident of the jurisdiction set
          ---------
forth under such Purchaser's name on the signature page hereto executed by Purchaser.

14.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ---------------------------------------------

     The Company hereby makes the following representations and warranties to each Purchaser and agrees with such Purchaser that, as of the date of this Agreement and as of, with respect to the Tranche A Closing, the Tranche A Closing Date and, with respect to the Tranche B Closing, the Tranche B Closing
Date:

     14.1 Organization Good Standing and Qualification. Each of the Company and
          --------------------------------------------
its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. The term "subsidiaries" shall mean entities in which the Company has an equity interest of 50% or greater.

     14.2 Authorization; Consents.  The Company has the requisite corporate
          -----------------------
power and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration Rights Agreement and (iii) all other agreements, documents, certificates or other instruments delivered by the Company at the Closing (the instruments described in (i), (ii) and (iii) being collectively referred to herein as the "Transaction Documents"), to execute and
                                        ---------------------
perform its obligations under Authorized Terms, to execute and perform its obligations under the Warrants, to issue and sell the Preferred Shares and the Warrants to such Purchaser in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the Authorized Terms, to issue the Warrant Shares upon exercise of the Warrant and to issue the Dividend Payment Shares in accordance with the Authorized Terms. All corporate action on the part of the Company by its officers, directors and shareholders necessary for (A) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents, (B) the authorization, execution and filing of, and the performance by the Company of its obligations under the Authorized Terms, and (C) the authorization and execution, and the performance by the Company of its obligations under, the Warrants have been taken, and no further consent or authorization of the Company, its Board of Directors, its shareholders, any governmental agency or organization, or any other person or entity is required.

     14.3 Enforcement.  The Transaction Documents, the Authorized Terms and the
          -----------
Warrants constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally; (ii) general principles of equity; and (iii) Federal or state securities laws as to rights to indemnity and contribution under this Agreement or the Registration Rights Agreement.

     14.4 Disclosure Documents; Material Agreements; Other Information.  The
          ------------------------------------------------------------
Company has filed with the Commission: (i) the Company's Annual Report on Form 20-F for the year ended February 28, 1997, (ii) a Transition Report on Form 10-Q for the four months ended June 30, 1997, (iii) a Quarterly Report on Form 10-Q for the three months ended September 30, 1997, (iv) all Current Reports on Form 8-K required to be filed with the Commission since June 17, 1997 and (v) the Company's definitive Proxy Statement for its 1997 Annual General Meeting of Shareholders (the "Disclosure Documents"). The Company is not aware of any
                   --------------------
event occurring on or prior to the applicable Closing Date (other than the transactions effected hereby, and the announced acquisition of Inflight Interactive Limited or developments regarding Sky Games/TM/ software) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the applicable Closing Date. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act "), and the rules and regulations thereunder and, as of the
      -------------
date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as described on Schedule 3.4 hereto, all material agreements required to be filed as exhibits
   ------------
to the Disclosure Documents have been filed as required; neither the Company nor any of its subsidiaries is in breach of any agreement where such breach is reasonably likely to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.
The information described in paragraph 2.4 above does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and does not include any material, non-public information. Except as set forth in the Disclosure Documents or any schedule or exhibit attached hereto, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments and final review by the Company's independent auditors); provided, however, that the Company's Annual Report on Form 20-F for the year ended February 28, 1997, is intended to be amended on or about December 31, 1997 by the filing of a Form 20-F/A to reflect a change in the reconciliation of Canadian GAAP to U.S. GAAP relating to (i) the reclassification of the preference shares held by B/E Aerospace, Inc. in the amount of $2.6 million as debt as of February 28, 1997, and (ii) an incremental expense of $703,000 related to the issuance of options to non-related parties; provided, further, that the Company's Transition Report on Form 10-Q for the four months ended June 30, 1997 has been amended by the filing of a Form 10-Q/A to reflect changes in the accounting treatment of certain transactions reflected in the financial statements contained therein.

     14.5 Capitalization.  The capitalization of the Company as of the date
          --------------
hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock and the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants in full is set forth on Schedule 3.5 hereto. All of such outstanding shares of capital stock
         ------------
have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances created by or through the Company, other than those preemptive rights created in favor of Harrah's Interactive Investment Company ("HIIC") and its affiliates, pursuant to that certain Registration and Preemptive Rights Agreement dated June 17, 1997, between the Company and HIIC ("Harrah's Preemptive Rights"), and subject to the provisions of the Company's Bye-laws. Except as disclosed on Schedule 3.5., or as contemplated herein, as
                                  -------------
of the date of this Agreement and as of the applicable Closing Date, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

     14.6 Valid Issuance.
          --------------

          14.6.1 The Preferred Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights (except as set forth herein) or encumbrances imposed by or through the Company, (ii) based in part upon the representations of such Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws, and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Authorized Terms. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Preferred Shares in accordance with the terms of the Authorized Terms, will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company. The Dividend Payment Shares are duly authorized and will be, upon the issuance thereof, duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, subject to the provisions of the Company's Bye-laws.

          14.6.2 The Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, and (ii) based in part upon the representations of such Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Warrant Shares are duly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with the terms thereof, will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company subject to the provisions of the Company's Bye-laws.

     14.7           No Conflict with Other Instruments. Neither the Company nor
                    ----------------------------------
any of its subsidiaries is in violation of any provisions of its charter, bye-laws or other organizational documents or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound which would reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole, or of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. The (i) execution, delivery and performance of this Agreement, the Warrant and the other Transaction Documents, (ii) approval of the Approved Terms by the Board of Directors and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares and the Dividend Payment Shares) will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries, or the triggering of any anti-dilution rights on the part of holders of the Company's securities.

     14.8           Financial Condition; Taxes; Litigation.
                    --------------------------------------

          14.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. Except as otherwise described in the Disclosure Documents, as of the date hereof and as of the applicable Closing Date, there has been no material adverse change to the Company's business, operations, properties, financial condition or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

          14.8.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

          14.8.3    Except as set forth in Schedule 3.8.3, each of the Company
                                           --------------
and its subsidiaries is not the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which would reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

          14.8.4    Except as set forth in Schedule 3.8.4, there is no material
                                           --------------
claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

     14.9           Reporting Company; Form S-3. The Company is subject to the
                    ---------------------------
reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register for resale shares of its Common Stock on a registration statement on Form S-3 under the Securities Act.

     14.10          Acknowledgment of Dilution. The Company acknowledges that
                    --------------------------
the issuance of (i) the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Authorized Terms, (ii) the Warrant Shares upon exercise of the Warrants, and (iii) the Dividend Payment Shares in accordance with the terms of the Authorized Terms may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation
(x) to issue Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Authorized Terms, (y) to issue Warrant Shares upon exercise of the Warrants and (z) to issue Dividend Payment Shares in accordance with the terms of the Authorized Terms is unconditional and absolute regardless of the effect of any such dilution.

     14.11          Intellectual Property. The Company and its subsidiaries own,
                    ---------------------
possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any such rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

     14.12          Registration Rights; Rights of Participation. Except as
                    --------------------------------------------
described on Schedule 3.12 hereto, (A) the Company has not granted or agreed to
             -------------
grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (B) no person or entity, including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any other Transaction Document which has not been waived.

     14.13     Trading on Nasdaq. The Common Stock is authorized for
               -----------------
quotation on the Nasdaq SmallCap Market, and trading in the Common Stock on Nasdaq is not suspended as of the date hereof. The Company is not in violation of any designation criteria of the Nasdaq SmallCap Market, and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq SmallCap market for the foreseeable future.

     14.14     Fees. Except as described on Schedule 3.14 hereto, the Company is
               ----                          -------------
not obligated to pay any brokerage commissions, finder's fees or similar payment, cost or related expenditure to any underwriter, broker, agent or similar representative in connection with the transactions contemplated hereby.

     14.15     Foreign Corrupt Practices. To the knowledge of the Company,
               -------------------------
neither the Company, nor any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity,
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, or (iii) violated in a material aspect any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any unlawful bribe, rebate, payoff, influence payment, kickback or other payment to any foreign or domestic government official or employee.

     14.16     Other Issuances of Securities. Except as set forth on Schedule
               -----------------------------                         --------
3.16 hereto, the Company has not issued (and will not issue) any shares of
----
Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Preferred Shares to such Purchaser, or the issuance of the Conversion Shares upon conversion thereof, for purposes of determining whether shareholder approval is required under the designation criteria of the Nasdaq SmallCap Market.

     14.17     Regulatory Permits.  The Company and its subsidiaries possess all
               ------------------
certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.


15.  COVENANTS OF THE COMPANY.
     ------------------------

     15.1      Corporate Existence. The Company shall, so long as any Purchaser
               -------------------
or any affiliate of such Purchaser beneficially owns any Securities (but in no event shall such obligation continue for longer than three (3) years from the Tranche A Closing Date or until Purchasers no longer own any Securities purchased hereunder), maintain its corporate existence in good standing and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes or as to which the failure to pay could not reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company.

     15.2      Provision of Information.  The Company shall upon written request
               ------------------------
provide each Purchaser with copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements and other materials sent to shareholders, in each such case promptly after the filing thereof with the Commission, until the conversion or redemption of all of the Preferred Shares and exercise of all of the Warrants held by such Purchaser.

     15.3      Reporting Status. As long as any Purchaser or any affiliate of
               ----------------
such Purchaser beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall file with the Commission all reports required to be so filed pursuant to the Exchange Act and (ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination (other than a termination resulting from the sale, conveyance or disposition of all or substantially all of the assets of the Company, the effectuation of a transaction or series of transactions, in which more than 50% of the voting power of the Company is disposed of, or the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the prior shareholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity). The Company agrees to file with the Commission a Form 8-K describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, on or before the tenth
(10th) day following the applicable Closing Date in the form required by the Exchange Act and attaching the Transaction Documents as exhibits.

     15.4      Authorization of Common Stock. The Company shall at all times
               -----------------------------
have authorized for issuance, free from any preemptive rights, solely for the purpose of effecting conversions of the Preferred Shares hereunder and the exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and the exercise of the Warrants in full (the "Reserved Amount"). As of each Closing Date, the Reserved Amount shall be equal to no less than 200 % of the number of shares of Common Stock issuable upon conversion of all of the Preferred Shares to be issued at, or which are otherwise outstanding on, the applicable Closing Date and exercise of the Warrants in full. If at any time the Reserved Amount is less than 150% of the number of shares of Common Stock issuable upon conversion of all of the Preferred Shares then outstanding and exercise of the Warrants in full, the Company shall take action as soon as practicable thereafter (including seeking shareholder authorization for additional shares of Common Stock) to increase the Reserved Amount to no less than 200% of the number of shares of Common Stock into which such outstanding Preferred Shares are then convertible and such Warrants are exercisable. The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the holders of two-thirds of the Preferred Shares then outstanding.

     15.5      Use of Proceeds. The Company shall use the proceeds from the sale
               ---------------
of the Preferred Shares and the Warrants for general corporate purposes and shall not use such proceeds to make a loan to or an investment in any other corporation, partnership or other entity, including a loan, other than in connection with an employee benefit plan or a de minimus payroll advance, to any employee, officer or director of the Company, and such proceeds shall not be used by any such employee, officer or director for any purpose that is not directly related to the business or operations of the Company.

     15.6      Quotation on Nasdaq. The Company shall (i) promptly following the
               -------------------
Tranche A Closing, secure the designation and quotation of the Conversion Shares and the Warrant Shares on the Nasdaq SmallCap Market, (ii) prior to the issuance thereof, secure the designation and quotation of the Dividend Payment Shares on the Nasdaq SmallCap Market and (iii) use its reasonable best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq SmallCap Market, Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange; provided, however, that any failure to maintain such designation, quotation or listing which is cured within five (5) business days shall not be deemed a breach of this Agreement.

     15.7 Use of Purchaser Name.  The Company shall not use, directly or
          ---------------------
indirectly, any Purchaser's name in any advertisement, announcement, press release or other similar communication unless it has received the prior consent of such Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

     15.8 Company's Instructions to Transfer Agent.   On or prior to the Tranche
          ----------------------------------------
A Closing, the Company shall execute and deliver irrevocable instructions to its transfer agent (the "Transfer Agent") (i) to issue certificates representing
                     --------------
Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Authorized Terms and receipt of a valid Conversion Notice (as defined in the Authorized Terms) from a Purchaser, in the amount specified in such Conversion Notice in the name of such Purchaser or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants in accordance with its terms upon receipt of a valid Exercise Notice (as defined in the Warrants) from a Purchaser, in the amount specified in such Exercise Notice in the name of such Purchaser or its nominee, (iii) to issue certificates representing the Dividend Payment Shares upon the issuance thereof in accordance with the Authorized Terms and (iv) to deliver such certificates to such Purchaser no later than the close of business on the later to occur of (A) the third (3rd) business day following the related Conversion Date or the Dividend Payment Date (each as defined in the Authorized Terms) or Exercise Date (as defined in the Warrants), as the case may be and (B) in the case of conversion of Preferred Shares or exercise of the Warrants, the first business day following the date of delivery to the Company or the Transfer Agent of the original certificates, duly endorsed, representing the shares of Preferred Stock being converted or the Warrant being exercised, as the case may be. The Company represents to and agrees with each Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Purchaser's right to convert the Preferred Shares or exercise the Warrants or issuance of the Dividend Payment Shares, and as long as the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and such Purchaser has not informed the Company that it wishes to receive physical certificates, the transfer agent may effect delivery of Conversion Shares, Warrant Shares or Dividend Payment Shares, as the case may be, by crediting the account of such Purchaser or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Purchaser's rights to convert the Preferred Shares or exercise the Warrants or to receive Conversion Shares or Dividend Payment Shares in accordance with the terms of the Authorized Terms or to receive Warrant Shares in accordance with the terms of the Warrant. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Transfer Agent shall continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and agrees to be bound by the terms hereof.

     15.9 Capital Raising Limitations.  The Company will not, during the six (6)
          ---------------------------
month period following the Tranche A Closing Date (the "Limitation Period"),
                                                        -----------------
offer for sale or sell (i) Common Stock (A) at an issuance price of greater than a fifteen percent (15%) discount to the market price of the Common Stock at the time of such issuance or with warrants exercisable for more than twenty percent (20%) of the Common Stock purchased or (B) for an aggregate purchase price in excess of five million dollars ($5,000,000) or (ii) any security convertible into, or exercisable or exchangeable for, Common Stock (other than the sale of Preferred Stock to a Purchaser hereunder for an aggregate purchase price of up to two million dollars ($2,000,000)) (collectively, the "Capital Raising
                                                         ---------------
Limitations").  The Capital Raising Limitations shall not apply to any
-----------
transaction involving issuances of securities as consideration in a merger, consolidation, acquisition or sale of assets (in each case, the primary purpose of which is not to raise equity capital) or pursuant to a strategic partnership or joint venture which is formed for a bona fide commercial purpose, or as consideration for the acquisition of a business, product or license by the Company or in connection with the exercise of options by employees, directors or consultants. The Capital Raising Limitations also shall not apply to (i) the issuance of Common Stock in a transaction pursuant to a public offering (other than an offering conducted pursuant to Rule 415 under the Securities Act); (ii) issuances of securities to the Company's or its affiliates' employees, directors or consultants (or pursuant to options or rights granted to persons who were employees, directors or consultants of the Company or its affiliates as of the date of the grant) pursuant to a stock purchase or option plan adopted by the Company; (iii) issuances of securities in connection with an acquisition by the Company or its affiliates of the assets or capital stock of a third party; (iv) issuances of securities pursuant to a stock split, dividend, etc.; (v) issuances of securities upon the conversion of any preference shares into Common Stock; or (vi) issuances of securities to any lender in connection with the extension, renewal, modification or renegotiation of any credit or indebtedness to the Company or its affiliates.

     15.10    Right of First Offer.  Prior to any offer or sale by the Company
              --------------------
of Common Stock (or any securities convertible into or exchangeable for Common Stock) during the one hundred eighty (180) day period following the Limitation Period, the Company must first deliver to each Purchaser written notice describing the proposed issuance, including the terms and conditions thereof, and provide such Purchaser with an option during the five (5) business day period following delivery of such notice to each Purchaser to purchase up to its proportionate share (based on the number of shares of Preferred Stock purchased by such Purchaser hereunder relative to the number of shares of Preferred Stock purchased by all the Purchasers hereunder) of the securities being offered on the same terms as contemplated by such issuance. The foregoing right of first offer shall not apply to (i) the issuance of Common Stock in a transaction pursuant to a public offering (other than an offering conducted pursuant to Rule 415 under the Securities Act); (ii) issuances of securities to the Company's or its affiliates' employees, directors or consultants (or pursuant to options or rights granted to persons who were employees, directors or consultants of the Company or its affiliates as of the date of the grant) pursuant to a stock purchase or option plan adopted by the Company; (iii) issuances of securities in connection with an acquisition by Company or its affiliates of the assets or capital stock of a third party; (iv) issuances of securities pursuant to a stock split, dividend, etc.; (v) issuances of securities upon the conversion of any preference shares into Common Stock; or (vi) issuances of securities to any lender in connection with the extension, renewal, modification or renegotiation of any credit or indebtedness to the Company or its affiliates.

     15.11    Debt Covenant.  The Company shall refrain during the period ending
              -------------
on the later of the six (6) month anniversary of the Tranche A Closing Date or the forty-fifth (45th) day following the Effective Date (as such term is defined in the Registration Rights Agreement), from incurring, assuming or guaranteeing any indebtedness. Following such period and until the first (1st) anniversary of the Tranche A Closing Date, in the event that the Company incurs, assumes or guarantees any indebtedness in excess of one million five hundred thousand dollars ($1,500,000), individually or in the aggregate, without the prior written consent of the holders of two-thirds (2/3) of the Preferred Shares then outstanding the Conversion Percentage (as defined in the Authorized Terms) of the Preferred Shares shall be eighty-five percent (85%). In the event the Company exceeds the foregoing limitations without the requisite approval, the Company shall give each Purchaser written notice of such event within five (5) business days of date the limitation was exceeded.

16.  COVENANTS OF THE PURCHASER
     --------------------------

     Prohibition of Short Position. Each Purchaser acknowledges and agrees that
     -----------------------------
it (i) will not make any short sales prior to the Effective Date ( as defined in the Registration Rights Agreement) and (ii) does not intend to and that it shall not, so long as such Purchaser or any affiliate of such Purchaser beneficially owns any shares of the Preferred Stock, establish an aggregate short position with respect to the Common Stock exceeding twenty percent (20%) of the number of shares of Common Stock into which the shares of Preferred Stock then held by such Purchaser are convertible at the Fixed Conversion Price (as defined in the Authorized Terms); provided, however, that the foregoing shall not apply to the extent that the average Closing Bid Price (as defined in the Authorized Terms) in the immediately preceding five (5) Trading Days (as defined in the Authorized Terms) exceeds the Fixed Conversion Price and provided further that notwithstanding the foregoing, in no event shall a Purchaser be required to close out or reduce any portion of a short position established in compliance with the terms of this Section 5. For purposes of this Section 5, a short sale shall not include any sale of Common Stock made within three (3) business days prior to the delivery of a Conversion Notice (in the case of Preferred Shares) or an Exercise Notice (in the case of a Warrant) to the Company in accordance with the Authorized Terms.

17.  CONDITIONS TO CLOSING.
     ---------------------

     17.1  Conditions to Purchaser's Obligation at Closing.  Each Purchaser's
           -----------------------------------------------
obligation at each Closing, including without limitation its obligation to purchase the Preferred Shares and the Warrant, are conditioned upon the fulfillment of each of the following events:

           17.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the applicable Closing Date as if made on such date;

           17.1.2 the Company shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before such Closing;

           17.1.3 the Company shall have delivered to such Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in paragraphs 6.1.1 and 6.1.2 above have been fulfilled as of such Closing;

           17.1.4 the directors of the Company shall have passed a resolution designating the rights attaching to the Preferred Shares and shall have furnished such Purchaser with a certified copy thereof;

           17.1.5 each of the executive officers of the Company who own shares of Common Stock shall have executed and delivered the letter agreement attached hereto as Exhibit 6.1.5 regarding such
                                                -------------
                   person's agreement to refrain for one (1) year from the date of this Agreement from selling more than fifteen percent (15%) of such person's holdings of Common Stock until the Registration Statement (as defined in the Registration Rights Agreement) is declared effective; provided, however, that Laurence Geller may sell up to two hundred thousand (200,000) shares of Common Stock within such one (1) year period;

          17.1.6 the Company shall have delivered to such Purchaser an opinion of counsel for the Company, dated as of the applicable Closing Date, in form and substance reasonably acceptable to such Purchaser;

          17.1.7 the Company shall have executed and delivered the Registration Rights Agreement;

          17.1.8 the Common Stock shall on the applicable Closing Date be designated for quotation and actively traded on the Nasdaq SmallCap Market;

          17.1.9 there shall have been no material adverse changes in the Company's consolidated business or financial condition since the date of the Company's most recent audited financial statements contained in the Disclosure Documents;

         17.1.10 the Company shall have authorized for issuance 200% of the aggregate number of shares of Common Stock issuable upon (i) conversion of all of the Preferred Shares to be issued at such Closing, (ii) exercise of the Warrants in full, and (iii) the conversion of such Preferred Shares and exercise of all of the Warrants then outstanding, such number, in the case of a conversion, to be determined using the Conversion Price in effect on the applicable Closing Date; and

         17.1.11 the Company shall have delivered to such Purchaser a copy of HIIC's written waiver of Harrah's Preemptive Rights with respect to the Securities; and

         17.1.12 the Company shall have made available for inspection by such Purchaser the certificates representing the Preferred Shares and Warrants being purchased by such Purchaser hereunder.

   17.2   Conditions to Company's Obligations at Closing.  The Company's
          ----------------------------------------------
obligations at each Closing are conditioned upon the fulfillment of each of the following events:

          17.2.1 the representations and warranties of each Purchaser shall be true and correct in all material respects as of the applicable Closing Date as if made on such date;

          17.2.2 each Purchaser shall have complied with and performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Purchaser on or before such Closing;

          17.2.3 Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company;

          17.2.4 Purchaser shall have wired to an escrow agent mutually agreed upon by Purchaser and the Company the applicable Purchase Price of the Preferred Stock and the Warrant; and

          17.2.5 no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

18.  INDEMNIFICATION.
     ---------------

     The Company agrees to indemnify and hold harmless each Purchaser and its officers, directors, employees and agents, and each person who controls such Purchaser within the meaning of the Securities Act or the Exchange Act (each, a "Purchaser Indemnified Party") against any losses, claims, damages, liabilities
 ---------------------------
or reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) as incurred, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed, arising out of the breach by the Company of any of its representations, warranties or covenants made herein.

     Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its officers, directors, employees and agents, and each person who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a "Company Indemnified Party") (a Purchaser Indemnified
                       -------------------------
Party and a Company Indemnified Party are each hereinafter referred to as an

"Indemnified Party") against any losses, claims, damages, liabilities or
------------------
expenses (including the fees and disbursements of counsel) as incurred, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed, arising out of the breach by such Purchaser of any of its representations, warranties or covenants made herein.

     Promptly after receipt by an Indemnified Party of notice of the commencement of any action by a third party pursuant to which indemnification may be sought hereunder, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the "Indemnifying Party"),
                                                    ------------------
deliver to the Indemnifying Party a written notice of the commencement thereof and the Indemnifying Party shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnifying Party; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interest under applicable standards of professional conduct between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action will not relieve the Indemnifying Party of any of its obligations hereunder with respect to such action except to the extent such failure is prejudicial to the Indemnifying Party's ability to defend any such action.

     No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of pending or threatened action in respect of which an Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action. An Indemnifying Party will not be liable for any settlement of any action or claim effected without its written consent.

     Any implication herein to the contrary notwithstanding, (i) any Indemnified Party shall not be entitled to recover under Section 7 hereof until the total amount for which such Indemnified Party would recover under Section 7 hereof exceeds $30,000, and then only for the excess over $30,000; and (ii) the maximum aggregate amount that any Indemnified Party shall be entitled to recover under Section 7 hereof shall not exceed $3,000,000.

19.  MISCELLANEOUS.
     -------------

     19.1  Survival; Severability.  The representations, warranties, covenants
           ----------------------
and indemnities made by the parties herein shall survive each Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

     19.2  Successors and Assigns.  The terms and conditions of this Agreement
           ----------------------
shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights hereunder, in connection with any private sale or transfer of the Preferred Shares or the Warrant in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto; provided that no such transfer or assignment shall
                           --------
relieve any Purchaser of its obligations hereunder.

     19.3  Independent Nature of Purchasers' Obligations and Rights.  The
           --------------------------------------------------------
obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at each Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     19.4  No Reliance; Representations by Purchasers.  Each party acknowledges
           ------------------------------------------
that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

     19.5  Injunctive Relief.  The Company acknowledges that a breach by it of
           -----------------
its obligations hereunder may cause irreparable harm to each Purchaser and that the remedy or remedies at law for any such breach may be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to such Purchaser's ability to seek an injunction restraining any breach and requiring immediate and specific performance of such obligations.

     19.6  Governing Law; Jurisdiction.  This Agreement shall be governed by and
           ---------------------------
construed under the laws of the State of New York without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     19.7  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     19.8  Headings.  The headings used in this Agreement are used for
           --------
convenience only and are not to be considered in construing or interpreting this Agreement.

     19.9  Notices.  Any notice, demand or request required or permitted to be
           -------
given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

     If to the Company:

     Interactive Entertainment Limited

     845 Crossover Lane
     Suite D-215
     Memphis, Tennessee 38117
     Attn.: David B. Lamm
     Fax: (901) 537-3801

     With a copy to:

     Altheimer & Gray

     10 South Wacker Drive
     Suite 4000
     Chicago, Illinois 60606
     Attn: Andrew W. McCune
     Fax: (312) 715-4800

and if to any Purchaser, to such address for such Purchaser as shall appear on the signature page hereof executed by such Purchaser, or as shall be designated by such Purchaser in writing to the Company.

     19.10  Expenses.  Except as otherwise specified herein, the Company and
            --------
each Purchaser shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided that the Company shall reimburse the Purchasers for their reasonable out-of-pocket expenses, including legal expenses, not to exceed eight thousand dollars ($8,000), in the aggregate, at Closing.

     19.11  Entire Agreement; Amendments.  This Agreement and the other
            ----------------------------
Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

INTERACTIVE ENTERTAINMENT LIMITED

By:  /s/ David B. Lamm
     ---------------------------------
     Name: David B. Lamm
     Title: Chief Financial Officer and Treasurer


PURCHASER NAME:Convertible Proprietary Investment Group, Inc.
               ----------------------------------------------


By:  /s/ Allan Weine
     ---------------------------------
     Name: Allan Weine
     Title: Vice President


ADDRESS:

     c/o Credit Suisse First Boston
     ---------------------------------

     11 Madison Avenue, 3rd Floor, New York, New York, 10010
     -------------------------------------------------------

     Tel: 212-325-2302
          ----------------------------

     Fax: 212-325-6519
          ----------------------------


Number of Shares of Series A Convertible Preferred Stock to be Purchased: 500
                                                                          ---

Number of Shares of Common Stock to be

Represented by the Warrant to be Purchased: 30,859
                                            ------

                                      S1

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

INTERACTIVE ENTERTAINMENT LIMITED


By:  /s/ David B. Lamm
     ----------------------------------
     Name: David B. Lamm
     Title: Chief Financial Officer and Treasurer


PURCHASER NAME:CC Investments, LDC
               ------------------------


By:  /s/ John Ziegelman
     ----------------------------------
     Name: John Ziegelman
     Title: Director


ADDRESS:

     c/o Castle Creek Partners, LLC
     ----------------------------------

     333 West Wacker Drive, Suite 1410, Chicago, Illinois, 10010
     -----------------------------------------------------------

     Tel: 312-554-2770
          -----------------------------

     Fax: 312-435-2636
          -----------------------------


Number of Shares of Series A Convertible Preferred Stock to be Purchased: 500
                                                                          ---

Number of Shares of Common Stock to be

Represented by the Warrant to be Purchased: 30,859
                                            ------

                                      S1

SCHEDULE 3.4
DISCLOSURE DOCUMENTS; MATERIAL AGREEMENTS; OTHER INFORMATION


None

                                      S1

                                  SCHEDULE 3.5
                                 CAPITALIZATION

Common Stock, par value $.01,50,000,000 shares authorized
---------------------------------------------------------
Shares issued as of 12-10-97                                             22,842,598
Less: Performance Shares                                                 (3,525,000)
Shares Outstanding                                                       19,317,598
Shares reserved under the 1996 Stock Plan                                 1,130,000   1
Shares reserved under the MIP                                             4,070,105   2
Shares reserved under the Directors' Option Plan                            500,000   3
Shares reserved for outstanding warrants                                    180,000
Shares reserved for conversion of outstanding debentures                    284,732
Shares reserved for private placement commitment                            462,873
Shares reserved for warrants associated with private placement              197,493
Reserved for options contingent on financing                                100,000
Shares reserved for conversion of Class A Preference Shares               1,078,621   4
Shares issuable upon closing of purchase of Inflight Interactive Ltd.       500,000
Shares contingently issuable upon signing IIL "Designated Airline"          250,000
                                                                         ----------
     Total common shares issued and reserved for issuance                28,071,422

Class A Preference Shares, $.01 par value, 3,000 shares authorized
------------------------------------------------------------------
Shares outstanding as of December 10, 1997                                 2,737

Class B Preference Shares, $.01 par value, 5,000,000 shares authorized
----------------------------------------------------------------------
Shares outstanding as of December 10, 1997                                    0

               Convertible Debentures
              ----------------------
Principal         Initial                                1 - All options are outstanding
Amount of         Conversion          Equivalent         2 - 2,537,950 options are outstanding
Debentures        Price               Shares             3 - 150,000 options are outstanding
----------        -----               ------
440,000           2.31600             189,983            4 - Shares are convertible at a 30% discount to market
300,000           3.16625              94,749
-------                               -------
740,000                               284,732

Common Shares to be reserved for issuance upon conversion of Preferred Shares* 752,351
Common Shares to be reserved for issuance of warrants
*Assumes conversion at $3.9875

                                      S1

                                 SCHEDULE 3.8.3



None.

                                      S1

                                 SCHEDULE 3.8.4



None.

                                      S1

                                 SCHEDULE 3.12
                  REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION



1. Harrah's Interactive Investment Company has two demand registration rights with respect to 6,886,915 shares. Prior to June 30, 1998, no demand for registration may be brought for more than 1,000,000 shares unless IEL receives an opinion that the trading price of its Common Stock would not fall by more than 25% for more than 15 consecutive trading days as a result of such sale. Any offering must be underwritten by an underwriter chosen by the Company. As long as HIIC owns at least 5% of the outstanding voting shares, it also has customary piggy-back rights to include its shares in registered offerings by the Company.

2. B/E Aerospace Inc. has registration rights with respect to Common Stock issuable upon conversion of 2,737 Class A Preference Shares. Any such offering must be for at least $2 million unless the shares proposed to be sold constitute all such shares owned and the offering is expected to be at least $1 million. The Company is also obligated to use its best efforts to include Common Stock owned by BEA to be covered by any registration statement filed by the Company.

3. Henderson International Investments Ltd. has been granted piggy-back registration rights with respect to 925,747 shares of Common Stock and 185,150 shares of Common Stock issuable upon the exercise of warrants. Registration rights apply only to a registration in conjunction with shares issuable upon conversion of Class B, Series A Preference Shares.

4. Banque Franck S.A. has registration rights with respect to shares issuable upon conversion of a $300,000 debenture due September 30, 1999. Shares are registrable only if a change in regulations prevent the holder from being able to sell securities under existing exemptions available under Regulation S.

                                 SCHEDULE 3.14
                                      FEES



1. A fee of 8.0% of the purchase price is payable to European Venture Finance. The Company is allowed to offset its direct costs associated with the offering against this fee.

2. The Company has an understanding with a director of the Company to receive options covering 100,000 shares of Common Stock upon consummation of the contemplated financing.

                                 SCHEDULE 3.16
                         OTHER ISSUANCES OF SECURITIES



The sale of the Preference Shares hereunder is part of a financing on behalf of the Company of up to $8,000,000.